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The Trustees for the time being of the Premiums Trust Fund of the Underwriting Members of Syndicate 1729

and

ProAssurance Corporation

Amendment to the Facility Agreement Dated 15th November 2013 and the Amendments to the Facility Agreement dated 6th April 2016, 22nd May 2018 and 13th March 2019

in respect of Lloyd's Syndicate No. 1729

DEED

Dated **2022**

Between:

(1) **THE TRUSTEES FOR THE TIME BEING OF THE PREMIUMS TRUST FUND OF THE UNDERWRITING MEMBERS OF SYNDICATE 1729** at 5th Floor, Camomile Court, 23 Camomile Street, London, EC3A 7LL (**Borrower**); and

(2) **PROASSURANCE CORPORATION** a company incorporated in Alabama in the United States of America, of 100 Brookwood Place, Birmingham, Alabama 35209, United States of America (**Lender)**

Background

The following amendments to the existing uncommitted unsecured Sterling overdraft facility, as detailed within the Facility Agreement dated 15th November 2013 and Amendments dated 6th April 2016, 22nd May 2018 and 13th March 2019 are hereby agreed.

Section 2 - The Facility

With effect from 1st July 2022, the Lender grants to the Borrower an uncommitted unsecured Sterling overdraft facility which shall not at any time exceed £15,000,000.

The Facility shall automatically renew on an annual basis at 1st July each year unless ProAssurance Corporation elect not to automatically renew at least 30 days prior to the auto renewal date defined as one (1) year prior to the maturity date, the current maturity date being 30th June 2023. In the case of an auto renewal, the line's maturity date and auto renewal date will extend by one (1) year.

Execution page

In witness of which this document has been executed by the parties as a **Deed** and **delivered** on the date set out at the beginning of this Deed.

Signed as a **Deed** by **David Hunt acting as Trustee of the Premiums Trust Fund of Syndicate 1729** in the presence of:)))	sign here:
	print name: David Hunt
Witness signature:	Witness sign here:
Witness name:	print name:
Witness address:	
Witness occupation:	

Signed as a **Deed** by **Richard Barke acting as Trustee of the Premiums Trust Fund of Syndicate 1729** in the presence of:)))	sign here:
	print name: Richard Barke
Witness signature:	Witness sign here:
Witness name:	print name:
Witness address:	
Witness occupation:	

Executed as a **Deed** by **Edward Rand** acting on behalf of ProAssurance Corporation	)))	sign here: ______________________ Director ______________________ sign here: ______________________ Director/Secretary ______________________